UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 2, 2026

JAMES RIVER GROUP HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36777	98-0585280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1414 Raleigh Road, Suite 405, Chapel Hill, North Carolina, 27517
(Address of principal executive offices)
(Zip Code)
(919) 900-1200
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐    Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐    Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0002 per share	JRVR	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 2, 2026, James River Group Holdings, Inc. (the “Company”) amended (i) the target short-term incentive plan award (as amended, the “Amended Target STI Plan Award”) and (ii) the target long-term incentive plan award (as amended, the “Amended Target LTI Plan Award”) applicable to Frank D’Orazio, the Company’s Chief Executive Officer. The Amended Target STI Plan Award increased Mr. D’Orazio’s target award, subject to the terms and conditions set forth therein, from 100% of his base salary to 150% of his base salary. The Amended Target LTI Plan Award increased Mr. D’Orazio’s target award, subject to the terms and conditions set forth therein, from 100% of his base salary to 200% of his base salary.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
On March 2, 2026, the Company approved certain amendments to its Code of Conduct (as amended, the “Code”). The Code was approved and adopted by the Board of Directors of the Company as part of its ordinary course periodic review of the Company’s codes and policies and applies to all officers, directors and employees of the Company. The amendments to the Code update and enhance provisions relating to obligations regarding confidential information and clarify that directors, officers and employees are also subject to and required to comply with the Company’s Employee Handbook. The amendments to the Code did not relate to or result in any waiver, explicit or implicit, of any provision of the Code as in effect prior to the amendment.
The above description of the Code does not purport to be complete and is qualified in its entirety by reference to the full text of the Code, a copy of which is filed as Exhibit 14.1 to this Current Report on Form 8-K and is available on the Company’s website at https://jrvrgroup.com/our-group/governance/corporate-governance. Information on the Company’s website shall not be deemed incorporated by reference into, or to be a part of, this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
The following Exhibits are filed as a part of this Form 8-K:

Exhibit No.	Description
14.1	Code of Conduct
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMES RIVER GROUP HOLDINGS, INC.

Dated: March 6, 2026	By: /s/ Jeanette Miller
Jeanette Miller
Chief Legal Officer